Valley Forge Fund, Inc.
                                                         1375 Anthony Wayne Dr.
                                                         Wayne PA 19087
                                                         December 31,2000



Dear Shareholder:

Your Fund started 2000 at $7.83 per share. Results show that our net asset value per share changed to $7.87 ($7.00 plus the $0.87 dividend) which represents an increase in value of about 0.5% this year while the Dow Jones Industrial Average was of over 6%. Othe indicies such as the NASDAQ were off considerably more.

This has been a tough year but our slightly more agressive approach in the last three months seems to be getting us back on track to achieving our normal average of between 10 and 15 percent in gains per year. Thank you for your patience, I think it will be rewarded in 2001.

Financial figures for the year ended December 31, 2000 are attached.




Respectfully submitted,





Bernard B. Klawans
President




























                           VALLEY FORGE FUND, INC.
      SCHEDULE OF INVESTMENTS IN SECURITIES - YEAR ENDED DECEMBER 31, 2000

                                                  # Shares or
                                                   Princ Amt              Value
COMMON STOCKS:                  44.49%
 Miscellaneous                  11.41%
  American Telephone & Telegraph Corp.                8,000          $   138,000
  General Electric Corp.                              4,000              191,748
  Hercules Incorporated                               8,000              152,496
  Ryder Systems, Inc.                                 4,000               66,500
  Sprint                                              8,000              162,496
                                                                     -----------
                                                                         711,240
 Manufacturing                 13.34%
  EMC Corp *                                          4,000              266,000
  Dana Corporation                                   20,000              306,240
  Sunoco Products                                    12,000              259,200
                                                                     -----------
                                                                         831,740
 Metals                         7.64%
  Barrick Gold Corp.                                  8,000              131,040
  Coeur Dalene Mines                                 17,776               16,641
  IMCO Recycling, Inc.                               21,300              113,146
  Kinross Gold, Inc. *                               86,000               48,000
  Homestake Mining                                   40,000              167,480
                                                                     -----------
                                                                         476.307
 Retailers                     12.10%
 Pep Boys                                            24,000               88,488
 Supervalu, Inc.                                     48,000              666,000
                                                                     -----------
                                                                         754,488

  TOTAL COMMON STOCKS               (Cost $4,855,202)                  2,773,775

PREFERRED STOCKS:               5.68%
 Battle Mountain Gold $3.25 cm CV Pfd                12,000              354,000
                                                                     -----------
  TOTAL PREFERRED STOCKS            (Cost $574,526)                      354,000

BONDS:                          9.34%
 Boston Chicken 4.50s 02/01/04 sub deb CV *         500,000                  625
 Coeur D Alene Mines 7.25s 10/31/05 conv sub deb    400,000              116,000
 US Treasury Bond Strip Prin Amt due 2/15/27      2,000,000              465,600
                                                                     -----------
  TOTAL BONDS                       (Cost $709,506)                      582,225

SHORT TERM INVESTMENT:         40.38%
 Commerce Bank 5.6% Gold Savings Account          2,517,460            2,517,460
                                                                     -----------
  TOTAL SHORT TERM INVESTMENT       (Cost $ 2517,460)                  2,517,460
                                                                     -----------
  TOTAL SECURITY INVESTMENTS 99.89% (Cost $ 8,656,692)               $ 6,227,460
                                                                     ===========


* Non-income producing


   The accompanying notes are na integral part of these financial statements

                            VALLEY FORGE FUND, INC.
               STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 2000


ASSETS: Investments in securities, at value (cost $ 9,002,933)      $ 6,227,460
  Receivable for interest and dividends                                  11,769
                                                                    -----------
   TOTAL ASSETS                                                       6,239,229

LIABILITIES: Management fee payable                                       5,000
                                                                    -----------
   NET ASSETS  (equivalent to $7.00/sh based on 890,738 sh of cap-
   ital stock outstanding, 10,000,000 authorized, $.001 par value)  $ 6,234,229
                                                                    ===========

COMPOSITION OF NET ASSETS: Shares of common stock                   $       890
  Paid in capital                                                     8,588,773
  Accumulated net investment income                                      73,799
  Net unrealized depreciation of investments                         (2,429,233)
                                                                    -----------

   NET ASSETS, DECEMBER 31, 2000                                    $ 6,234,229
                                                                    ===========



           STATEMENT OF OPERATIONS -YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME: Dividends                                        $   126,119
  Interest                                                              240,627
  Other income                                                            6,228
                                                                    -----------
   TOTAL INVESTMENT INCOME                                              372,974

EXPENSES: Audit                                                          11,500
  Bond                                                                    1,338
  Computer services                                                       2,000
  Management fee                                                         65,745
  Officer & director expense                                              1,894
  Office expenses                                                         4,412
  Registration and filing fees                                            3,221
                                                                    -----------
   TOTAL EXPENSES                                                        90,110
                                                                    -----------
   INVESTMENT INCOME, NET                                               282,864

   NET REALIZED GAIN ON SECURITIES TRANSACTIONS:                        409,184

NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS:                  (697,544)
                                                                    -----------
   NET GAIN ON INVESTMENTS:                                            (288,360)
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:            $    (5,496)
                                                                    ===========



    The accompaning notes are an integral part of these financial statements

                           VALLEY FORGE FUND, INC.
   STATEMENTS OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2,000 & 1999

                                                           2000           1999
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income - net                             $   282,864    $   241,375
 Net realized gain on securities transactions            409,184        199,157
 Net change in unrealized depreciation of investments   (697,544)      (393,909)
                                                     -----------     ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    (5,496)        46,623

 Dist to shareholders from investment income - net      (282,622)      (245,025)
 Dist to shareholders from net realized gain on inv     (409,416)      (201,470)
 Net capital share transactions                         (354,153)    (1,228,491)
                                                     ------------   -----------
  NET DECREASE IN NET ASSETS                          (1,051,687)    (1,627,863)

NET ASSETS, BEGINNING OF YEAR                          7,285,916      8,913,779
                                                     -----------   ------------
NET ASSETS, END OF YEAR                              $ 6,234,229    $ 7,285,916
                                                     ===========    ===========



                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS- Valley Forge Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as a nondiversified, open-end management investment company. The fol-lowing is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
SECURITY VALUATIONS- The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as re-ported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the lat-est bid price. Short term investments are valued at cost. Amortization of the discount on these holdings are reflected in accrued interest.
FEDERAL INCOME TAXES- The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
DISTRIBUTIONS TO SHAREHOLDERS- The Fund intends to distribute to shareholders substantially all of its net investment income and net realized long-term capi-tal gains at year end.
OTHER- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend in-come is recorded on the ex-dividend date & interest income on an accrual basis. basis.
Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on investments.
USE OF ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 CAPITAL SHARE TRANSACTIONS: As of December 31,2000, the total par value and paid in capital totaled $8,589,663.

Transactions in capital stock were as follows:

                                             Years ended December 31,
                                           2000                    1999
                                    Shares      Amount      Shares      Amount
                                   -------- ------------  --------- -----------
Shares sold                        111,954  $   865,684     42,531  $   355,736
Shares issued in reinvest of div    95,292      668,952     55,458      432,018
Shares redeemed                   (246,735)  (1,888,789)  (238,867)  (2,015,945)
                                   --------- ------------  --------- -----------
Net decrease                       (39,489) $  (354,153)  (140,878) $(1,228,191)
                                   ========= ============  ========= ===========

NOTE 3 INVESTMENTS: For the year ended December 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $3,949,944 and $5,236,359 respectively. The gross unrealized appreciation for all securi-ties totaled $38,771 and the gross unrealized depreciation for all securities totaled $2,468,004 or a net unrealized depreciation of $2,429,233. The aggregate cost of securities for federal income tax purposes at December 31, 2000 was $8,656,692.

Net realized gain on investments for the year ended December 31, 2000 was $409,184, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS: The Fund has an investment advisory agreement with the Valley Forge Management Corp. (VFMC) whereby VFMC receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the year ended December 31, 2000 VFMC received $65,745 in investment advisory fees.

Mr Bernard Klawans is the sole owner, director and officer of VFMC and is also president of the Fund. Mr. Klawans also received $2,000 this year from the Fund for a computer lease.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS: On December 31, 2000, a distribution of $.87 per share aggregating $692,038 was paid to shareholders of record on Dec-ember 31, 2000 from net investment income ($.3556 per share is treated as ordi-nary income and $.5144 per share as distribution from capital gains).

                            VALLEY FORGE FUND, INC.
          FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
        For a share of capital stock outstanding throughout the year




                                                        YEARS ENDED
                                           2000    1999    1998    1997    1996

Net asset value beginning of year        $ 7.83  $ 8.32  $ 8.96  $ 9.36  $ 9.48



Income from investment operations:
Net investment income                      0.36    0.29    0.28    0.30    0.32
Net security realized & unrealized gains  (0.32)  (0.27)   0.06    0.26    0.27
                                         _______________________________________
Total from investment operations           0.04    0.02    0.34    0.56    0.59


Less distributions:
Dividend (from net investment income)     (0.36)  (0.28)  (0.33)  (0.33)  (0.31)
Distributions (from capital gains)        (0.51)  (0.23)  (0.65)  (0.63)  (0.40)
                                         _______________________________________
Net asset value end of year              $ 7.00  $ 7.83  $ 8.32  $ 8.96  $ 9.36
                                         =======================================


Ratios to average net assets:
Expenses                                   1.40%   1.20%   1.30%   1.30%   1.40%
Net investment income                      4.30%   3.00%   3.20%   3.20    3.30%


Suplemental data:
Net assets end of year in thousands      $ 6,234 $ 7,286 $ 8,914 $10,800 $11,423
Total return                               0.51%   0.24%   3.79%   5.98%   6.22%
Portfolio turnover rate                   59.90%  71.10% 107.60%  59.70%  42.20%




















   The accompaning notes are an integral part of these financial statements